INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES
                              Two World Trade Center, New York, New York 10048

LETTER TO THE SHAREHOLDERS October 31, 1995

DEAR SHAREHOLDER:

Bonds have rallied significantly since late last year. Progressive tightening of monetary policy by the Federal Reserve Board over the 12 months through February 1995 led to slower economic growth and caused bonds to advance. The trend toward lower long-term interest rates this year was also aided in July by a 25 basis point reduction in the federal-funds rate (the interest rate banks charge each other for overnight loans).

MUNICIPAL MARKET CONDITIONS

Long-term municipal bond yields declined from a high of 7.37 percent in November 1994 to 6.02 percent at the end of October 1995, as tracked by The Bond Buyer Revenue Bond Index*. This 135 basis point decline in yield corresponded to an 11 percent price increase for callable municipal bonds with 30-year maturities. Similarly, yields on 1-year municipal notes moved from 4.51 percent to 3.82 percent. The yield pickup for extending maturity from 1-to 30-years was 220 basis points.

Tax-exempt bonds began the year by outperforming U.S. Treasury bonds, but then deteriorated on a relative basis. The ratio of the Revenue Bond Index yield to the 30-year U.S. Treasury bond yield moved from 89 percent in December 1994 to 84 percent by the end of February 1995. A declining ratio means that municipal bond prices have been stronger than U.S. Treasury prices. In the spring the municipal market began to discount the risk of comprehensive changes in the tax code created by flat tax rhetoric from Washington. This caused the yield ratio to reach a high of 95 percent during the summer. Over the past 10 years, long municipal yields have averaged 89 percent of U.S. Treasury yields.

The municipal market continued to experience consolidation in 1995. Municipal underwriting in the first 10 months of the year was down 16

------------

*The Bond Buyer Revenue Bond Index is an arithmetic average of the yields of 25 selected municipal revenue bonds with 30-year maturities. Credit ratings of these bonds range from Aa1 to Baa1 by Moody's Investors Service, Inc., and AA+ to A- by Standard & Poor's Corp.

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES
LETTER TO THE SHAREHOLDERS October 31, 1995, continued

percent from the same period in 1994. This change followed a 44 percent drop in volume for all of 1994. The effect of lower volume and profitability was also apparent in the decisions of several major dealers to withdraw from the municipal business.

TAX REFORM

Flat-tax advocates have generated increased publicity for their proposals and have affected the municipal market since early 1995. Most of the discussion on proposed tax-reform measures is based on theoretical concepts, containing broad assumptions and lacking specific details. Basically, the various plans raise questions about the fairness of changing from a progressive to a regressive tax structure. Low flat-tax rate plans call for the elimination of deductions of mortgage interest, charitable contributions, property taxes, and state and local income taxes. Should politicians make tax reform a central issue in the 1996 elections, media coverage will expand from the financial page to the front page. If that happens, municipal bonds could come under further pressure. For example, when major tax reform turmoil occurred in 1986, municipal yields briefly exceeded taxable yields.

In addition to the market risk associated with the flat-tax proposals, municipal credits would also be negatively affected. If mortgage interest and property tax deductions were eliminated, municipalities would experience a decline in their property tax base. The loss of state and local income tax deductions would increase the relative economic disadvantage that high-tax states already face. The flat tax represents a shift in tax accountability from the federal to local governments. Taxpayer recognition of the extent of changes under consideration may impede the passage of comprehensive tax reform.

FUND PERFORMANCE

The net asset value (NAV) of InterCapital California Quality Municipal Securities (IQC) rose from $10.62 to $12.70 per share during the fiscal year ended October 31, 1995. Based on this NAV change plus reinvestment of tax-free dividends totaling $0.74 per share, the Trust's total return was
28.37 percent. Over the same period, IQC's market price on the New York Stock Exchange appreciated 11.54 percent from $9.75 to $10.875 per share. Based on this market price change and reinvestment of tax-free dividends, the Trust's total return was 19.73 percent. IQC began the fiscal year trading at an 8 percent discount to NAV and closed at a 14 percent discount. Undistributed net investment income totaled $0.032 per share on October 31, 1995 versus $0.054 per share a year ago. Since the amount of IQC's undistributed net investment income continued to shrink during the summer, the Trustees voted to reduce the monthly dividend from $0.06 to $0.0575 per share beginning with the November 1995 payment. This revised dividend rate more accurately reflects the Trust's current earnings.

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES
LETTER TO THE SHAREHOLDERS October 31, 1995, continued

PORTFOLIO STRUCTURE


[The chart below represents information which appears as a graphic in the printed Annual Report]

A Pie chart reflecting the bonds in the portfolio as they are rated by Moody's Investor Service, Inc. and Standard & Poor's Corporation:

    PERCENTAGE                 MOODY'S CREDIT            S&P'S CREDIT
     OF BONDS                     RATINGS                  RATINGS
__________________________________________________________________________
            40%                     Aaa                       AAA
__________________________________________________________________________
            32%                     Aa                        AA
___________________________________________________________________________
            28%                     A                         A
___________________________________________________________________________


On October 31, 1995, IQC's long-term portfolio was diversified among 11 specific long-term municipal sectors and 38 credits. The three largest sectors -- water & sewer, educational facilities and public facilities revenue bonds -- represented 53 percent of the portfolio. The average maturity and call protection of the Trust's long-term holdings were 24 and 8 years, respectively. Net assets exceeded $206 million.

The credit-quality ratings of the Trust's long-term portfolio are illustrated on the right.

THE IMPACT OF LEVERAGING

As discussed in previous reports, the total income available for distribution to common shareholders includes incremental income provided by Auction Rate Preferred Share (ARPS) leverage. ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shares depends on two factors: first, the spread between the interest earned on the long-term bonds in the established portfolio of investments and the ARPS auction rate plus ARPS expenses; second, the amount of ARPS outstanding. The greater the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders.

The profitability of ARPS declined in 1994 and the first half of 1995. ARPS yields have moved somewhat lower since the Federal Reserve Board's initial easing in July 1995. A reduction in the amount of ARPS outstanding -- to control the portfolio's price volatility last year -- also diminished incremental income to common shares. Currently, $55 million in ARPS are outstanding. This represents 27 percent of net assets.

LOOKING AHEAD

The slower pace of economic growth in 1995 and the Federal Reserve Board's previous interest rate moves have improved bond-market expectations. The decreasing supply of new issues, combined with significant maturities and calls for redemption, should continue to be positive for the municipal market. However, tax-reduction proposals are likely to continue to receive publicity and may cloud the outlook for tax-exempt bonds. With long-term municipal securities yielding more than 90 percent of the yield on U.S. Treasuries, the market has already begun the process of discounting the risk that a flat tax might eventually become law.

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES
LETTER TO THE SHAREHOLDERS October 31, 1995, continued

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust, when appropriate, may purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the fiscal year ended October 31, 1995, the Trust purchased and retired 429,700 shares of common stock at a weighted average market discount of 10.73 percent. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions.

We appreciate your ongoing support of InterCapital California Quality Municipal Securities and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo

CHARLES A. FIUMEFREDDO
Chairman of the Board

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES
RESULTS OF ANNUAL MEETING (unaudited)

                                    * * *
On June 22, 1995, an annual meeting of the Trust's shareholders was held for the purpose of voting on three separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES BY ALL SHAREHOLDERS:

Jack F. Bennett

  FOR ..........    9,023,021
  Withheld .....      182,455

Michael Bozic
  For ..........    9,032,038
  Withheld .....      173,438

  ELECTION OF TRUSTEE BY PREFERRED SHAREHOLDERS:

Charles A. Fiumefreddo

  FOR .......... 752
  WITHHELD ..... --

The following Trustees were not standing for reelection at this meeting:
    Edwin J. Garn, John R. Haire, Dr. Manuel H. Johnson, Paul Kolton, Michael
    E. Nugent, Philip J. Purcell and John L. Schroeder.

(2) CONTINUANCE OF THE CURRENTLY EFFECTIVE INVESTMENT MANAGEMENT AGREEMENT:

  FOR .......   8,612,825
  Against  ..     178,369
  Abstain  ..     414,282

(3) RATIFICATION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS:

  FOR .......   8,779,509
  Against  ..      76,181
  Abstain  ..     349,786

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES
PORTFOLIO OF INVESTMENTS October 31, 1995

 PRINCIPAL
 AMOUNT IN                                                                                 COUPON   MATURITY
 THOUSANDS                                                                                  RATE      DATE        VALUE
--------- -----------------------------------------------------------------------------  -------- ---------- --------------
          CALIFORNIA EXEMPT MUNICIPAL BONDS (97.6%)
          General Obligation (1.9%)
$ 4,000   California, Various Purpose Dtd 04/01/93 ....................................  5.90 %   04/01/23   $ 3,967,520
---------                                                                                                    --------------
          Educational Facilities Revenue (14.6%)
          California Educational Facilities Authority,
  6,000    Carnegie Institute of Washington 1993 Ser A ................................  5.60     10/01/23     5,723,220
    900    Culinary Institute of America Ser 1993 (Connie Lee) ........................  5.25     10/01/13       865,602
  1,500    Culinary Institute of America Ser 1993 (Connie Lee) ........................  5.30     10/01/23     1,375,560
  2,500    Pepperdine University 1993 Ser A (MBIA) ....................................  5.50     06/01/19     2,429,150
  4,465    St Mary's College of California Refg Ser 1993 ..............................  5.00     10/01/12     4,042,790
  8,000   California Public Works Board, University of California Ser 1993 B  .........  5.50     06/01/14     7,521,040
          University of California, UCLA Central Chiller/Cogeneration
  5,750    Refg Ser 1993 COPs .........................................................  5.50     11/01/14     5,457,842
  3,000    Refg Ser 1993 COPs .........................................................  5.60     11/01/20     2,823,480
---------                                                                                                    --------------
 32,115                                                                                                       30,238,684
---------                                                                                                    --------------
          Electric Revenue (8.6%)
  6,000   Los Angeles Department of Water & Power, Issue of 1993 ......................  5.375    09/01/23     5,586,840
  8,375   Northern California Transmission Agency, California - Oregon Transmission
           Refg Ser 1993 A (MBIA) .....................................................  5.25     05/01/20     7,901,729
  5,000   Southern California Public Power Authority, Mead - Phoenix 1994 Ser A
           (AMBAC) ....................................................................  4.875    07/01/20     4,396,800
---------                                                                                                    --------------
 19,375                                                                                                       17,885,369
---------                                                                                                    --------------
          Hospital Revenue (6.2%)
  4,000   Anaheim, Anaheim Memorial Hospital Association COPs (AMBAC) .................  5.00     05/15/13     3,687,800
  5,000   California Health Facilities Financing Authority, Kaiser Permanente Ser 1985   5.55     08/15/25     4,649,800
          California Statewide Communities Development Authority,
  2,000    Children's Hospital of Los Angeles Ser 1993 COPs (MBIA) ....................  6.00     06/01/13     2,090,940
  2,500    Motion Picture & Television Fund COPs (AMBAC) ..............................  5.375    01/01/20     2,350,250
---------                                                                                                    --------------
 13,500                                                                                                       12,778,790
---------                                                                                                    --------------
          Industrial Development/Pollution Control Revenue (3.7%)
  8,000   California Pollution Control Financing Authority, Pacific Gas & Electric Co
           1993 Ser B (AMT) ...........................................................  5.85     12/01/23     7,690,800
---------                                                                                                    --------------
          Mortgage Revenue - Multi-Family (2.6%)
          Los Angeles Community Redevelopment Financing Authority,
  2,155    Grand Central Square 1993 Ser A (AMT) ......................................  5.75     12/01/13     2,010,421
  3,750    Grand Central Square 1993 Ser A (AMT) ......................................  5.85     12/01/26     3,308,850
---------                                                                                                    --------------
  5,905                                                                                                        5,319,271
---------                                                                                                    --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES
PORTFOLIO OF INVESTMENTS October 31, 1995, continued

 PRINCIPAL
 AMOUNT IN                                                                                 COUPON   MATURITY
 THOUSANDS                                                                                  RATE      DATE        VALUE
--------- -------------------------------------- ......................................  -------- ---------- --------------
          Mortgage Revenue - Single Family (4.1%)
$ 8,900   California Housing Finance Agency, Home 1993 Ser B ..........................  5.65 %   08/01/14   $ 8,426,787
---------                                                                                                    --------------
          Public Facilities Revenue (10.6%)
  7,000   California Public Works Board, Corrections 1993 Ser D .......................  5.375    06/01/12     6,544,020
  6,400   Los Angeles Convention & Exhibition Center Authority, 1993 Refg Ser A (MBIA)   5.125    08/15/13     6,056,384
  7,000   Los Angeles County Public Works Financing Authority, Multiple Capital
           Project # IV (MBIA) ........................................................  5.25     12/01/16     6,640,620
  3,000   Redding Joint Powers Financing Authority, 1993 Ser A ........................  5.50     01/01/13     2,761,920
---------                                                                                                    --------------
 23,400                                                                                                       22,002,944
---------                                                                                                    --------------
          Tax Allocation (9.0%)
  6,870   Garden Grove Community Development Agency, Refg Issue of 1993  ..............  5.875    10/01/23     6,540,034
  7,000   Rosemead Redevelopment Agency, Project #1 Ser 1993 A ........................  5.60     10/01/33     6,081,110
  6,700   San Jose Redevelopment Agency, Merged Area Ser 1993 (MBIA) ..................  5.00     08/01/20     6,064,907
---------                                                                                                    --------------
 20,570                                                                                                       18,686,051
---------                                                                                                    --------------
          Transportation Facilities Revenue (6.6%)
  5,000   Long Beach, Harbor Ser 1993 (AMT) ...........................................  5.00     05/15/10     4,747,050
  7,000   Los Angeles County Metropolitan Transportation Authority, Sales Tax Refg Ser
           1993-A (MBIA) ..............................................................  5.625    07/01/18     6,898,010
  2,000   San Diego County Regional Transportation Commission, Sales Tax 1994 Ser A
           (FGIC) .....................................................................  4.75     04/01/08     1,897,620
---------                                                                                                    --------------
 14,000                                                                                                       13,542,680
---------                                                                                                    --------------
          Water & Sewer Revenue (27.5%)
  8,000   California Department of Water Resources, Central Valley Ser L  .............  5.50     12/01/23     7,594,640
  7,250   Eastern Municipal Water District, Ser 1993 A COPs (FGIC) ....................  5.25     07/01/23     6,740,905
  7,000   Los Angeles, Wastewater Refg Ser 1993-D (FGIC) ..............................  5.20     11/01/21     6,510,490
  8,000   Los Angeles County Sanitation Districts Financing Authority, 1993 Ser A  ....  5.25     10/01/19     7,385,680
  3,000   Marin County Municipal Water District, Ser 1993 .............................  5.65     07/01/23     2,913,960
  5,000   Metropolitan Water District of Southern California, Issue of 1992  ..........  5.50     07/01/13     4,872,850
  8,000   Moulton-Niguel Water District, 1993 COPs (AMBAC) ............................  5.30     09/01/23     7,470,960
  2,500   Rancho Water District Financing Authority, Refg Ser 1994 (AMBAC)  ...........  5.00     08/15/14     2,315,875
  4,000   Sacramento County Sanitation Districts Financing Authority, Ser 1993  .......  5.00     12/01/16     3,608,840
  8,000   San Diego Public Facilities Authority, Ser 1993 A ...........................  5.25     05/15/20     7,301,040
---------                                                                                                    --------------
 60,750                                                                                                       56,715,240
---------                                                                                                    --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES
PORTFOLIO OF INVESTMENTS October 31, 1995, continued

 PRINCIPAL
 AMOUNT IN                                                                                 COUPON   MATURITY
 THOUSANDS                                                                                  RATE      DATE        VALUE
--------- -------------------------------------- ......................................  -------- ---------- --------------
          Other Revenue (2.2%)
$  5,000  California Statewide Communities Development Authority,
           The J Paul Getty Trust COPs ................................................  5.00 %   10/01/23   $  4,500,750
---------                                                                                                    --------------
 215,515  TOTAL CALIFORNIA EXEMPT MUNICIPAL BONDS (Identified Cost $212,049,291) ............................ 201,754,886
---------                                                                                                    --------------
          CALIFORNIA EXEMPT SHORT-TERM MUNICIPAL OBLIGATION (0.7%)
   1,400  California Health Facilities Financing Authority, St Joseph Health Ser 1991 B
          (Demand 11/01/95) (Identified Cost $1,400,000) .............................  3.80*    07/01/09      1,400,000
---------                                                                                                    --------------
$216,915  TOTAL INVESTMENTS (Identified Cost $213,449,291) (a) ...................................  98.3%     203,154,886
=========
          CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES .........................................  1.7         3,459,135
                                                                                                             --------------
          NET ASSETS ............................................................................. 100.0%    $206,614,021
                                                                                                             ==============

------------

   AMT  Alternative Minimum Tax.

   COPs Certificates of Participation.

   *    Current coupon of variable rate security.

   (a) The aggregate cost for federal income tax purposes is $213,449,291; the aggregate gross unrealized appreciation is $25,407 and the aggregate gross unrealized depreciation is $10,319,812, resulting in net unrealized depreciation of $10,294,405.

Bond Insurance:

AMBAC   AMBAC Indemnity Corporation.

Connie Lee   Connie Lee Insurance Company.

FGIC   Financial Guaranty Insurance Company.

MBIA   Municipal Bond Investors Assurance Corporation.

                        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1995

 ASSETS:
Investments in securities, at value
 (identified cost $213,449,291) .......................................   $203,154,886
Cash ..................................................................         38,994
Interest receivable ...................................................      3,547,866
Deferred organizational expenses ......................................         22,702
Prepaid expenses and other assets .....................................         30,852
                                                                        --------------
  TOTAL ASSETS ........................................................    206,795,300
                                                                        --------------
LIABILITIES:
Payable for:
  Common shares of beneficial interest purchased ......................         32,715
  Investment management fee ...........................................         63,011
Accrued expenses and other payables ...................................         85,553
                                                                        --------------
  TOTAL LIABILITIES ...................................................        181,279
                                                                        --------------
NET ASSETS:
Preferred shares of beneficial interest (1,000,000 shares authorized
 of non-participating $.01 par value, 1,100 shares outstanding)  ......     55,000,000
                                                                        --------------
Common shares of beneficial interest (unlimited shares authorized of
 $.01 par value, 11,940,213 shares outstanding) .......................    168,278,204
Net unrealized depreciation ...........................................    (10,294,405)
Accumulated undistributed net investment income .......................        377,538
Accumulated net realized loss .........................................     (6,747,316)
                                                                        --------------
  NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS ........................    151,614,021
                                                                        --------------
  TOTAL NET ASSETS ....................................................   $206,614,021
                                                                        ==============
NET ASSET VALUE PER COMMON SHARE
 ($151,614,021 divided by 11,940,213 common shares outstanding)  ......         $12.70
                                                                        ==============

                        SEE NOTES TO FINANCIAL STATEMENTS

InterCapital California Quality Municipal Securities
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the year ended October 31, 1995

NET INVESTMENT INCOME:
INTEREST INCOME ........................   $11,887,413
                                         -------------
EXPENSES
Investment management fee ..............       693,916
Auction commission fees ................       140,882
Professional fees ......................       106,791
Transfer agent fees and expenses  ......        52,700
Auction agent fees .....................        44,968
Shareholder reports and notices  .......        39,630
Trustees' fees and expenses ............        33,224
Registration fees ......................        24,759
Custodian fees .........................        12,355
Organizational expenses ................         7,818
Other ..................................        25,322
                                         -------------
  TOTAL EXPENSES BEFORE EXPENSE OFFSET       1,182,365
  LESS: EXPENSE OFFSET .................       (12,295)
                                         -------------
  TOTAL EXPENSES AFTER EXPENSE OFFSET  .     1,170,070
                                         -------------
  NET INVESTMENT INCOME ................    10,717,343
                                         -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss ......................    (1,012,101)
Net change in unrealized depreciation  .    25,818,322
                                         -------------
  NET GAIN .............................    24,806,221
                                         -------------
NET INCREASE ...........................   $35,523,564
                                         =============

                        SEE NOTES TO FINANCIAL STATEMENTS

InterCapital California Quality Municipal Securities
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                  FOR THE YEAR      FOR THE YEAR
                                                 ENDED OCTOBER     ENDED OCTOBER
                                                    31, 1995          31, 1994
---------------------------------------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income ........................    $ 10,717,343      $ 11,875,066
Net realized loss ............................      (1,012,101)       (5,735,215)
Net change in unrealized depreciation  .......      25,818,322       (34,922,493)
                                               ----------------  ----------------
  NET INCREASE (DECREASE) ....................      35,523,564       (28,782,642)
                                               ----------------  ----------------
DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT
INCOME:
Preferred ....................................      (2,097,393)       (2,231,747)
Common .......................................      (8,908,824)       (9,314,930)
                                               ----------------  ----------------
  TOTAL ......................................     (11,006,217)      (11,546,677)
                                               ----------------  ----------------
TRANSACTIONS IN SHARES OF BENEFICIAL
 INTEREST:
Preferred ....................................     (17,250,000)       72,250,000
Common .......................................      (4,315,688)       (4,575,617)
                                               ----------------  ----------------
  TOTAL ......................................     (21,565,688)       67,674,383
                                               ----------------  ----------------
  TOTAL INCREASE .............................       2,951,659        27,345,064
NET ASSETS:
Beginning of period ..........................     203,662,362       176,317,298
                                               ----------------  ----------------
  END OF PERIOD
   (Including undistributed net investment
   income
   of $377,538 and $666,412, respectively) ...    $206,614,021      $203,662,362
                                               ================  ================

                        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES
NOTES TO FINANCIAL STATEMENTS October 31, 1995

1. ORGANIZATION AND ACCOUNTING POLICIES

InterCapital California Quality Municipal Securities (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Trust was organized as a Massachusetts business trust on March 3, 1993 and commenced operations on September 29, 1993.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued for the Trust by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the Trust's portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The Trust's portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature,

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES
NOTES TO FINANCIAL STATEMENTS October 31, 1995, continued

such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES AND OFFERING COSTS -- Dean Witter InterCapital Inc. (the "Investment Manager") paid the organizational expenses and offering costs of the Trust's common shares in the amounts of $39,000 and $438,000, respectively. The organizational expenses have been reimbursed by the Trust for the full amount thereof. Such expenses have been deferred and are being amortized by the straight-line method over a period not to exceed five years from the commencement of operations. Offering costs have been reimbursed by the Trust and were charged to capital at the time of issuance of the Trust's common shares.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Trust pays a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's average weekly net assets.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1995 aggregated $1,869,300 and $7,082,870, respectively.

Dean Witter Trust Company, an affiliate of the Investment Manager, is the Trust's transfer agent. At October 31, 1995, the Trust had transfer agent fees and expenses payable of approximately $4,000.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES
NOTES TO FINANCIAL STATEMENTS October 31, 1995, continued

retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 1995 included in Trustees' fees and expenses in the Statement of Operations amounted to $12,000. At October 31, 1995, the Trust had an accrued pension liability of $22,111 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. On November 16, 1993, the Trust issued 1,800 shares of Auction Rate Preferred Shares ("Preferred Shares") consisting of 600 shares each of Series 1 through 3 for gross total proceeds of $90,000,000. The preferred shares have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption. For the year ended October 31, 1995, the Trust purchased and retired 194 shares of Series 1 and 151 shares of Series 2 amounting to $9,700,000 and $7,550,000, respectively.

Dividends, which are cumulative, are reset through auction procedures.

                                        RESET            RANGE OF
   SHARES*      SERIES      RATE*        DATE        DIVIDEND RATES**
-------------------------------------------------- -----------------------
     260          1         3.90%   11/06/95      2.00% - 5.232%
     240          2         3.85    11/01/95      1.00  - 6.30
     600          3         3.76    11/06/95      2.90  - 4.50


------------
*   As of October 31, 1995.

**  For the year ended October 31, 1995.

Subsequent to October 31, 1995 and up through December 4, 1995, the Trust paid dividends to each Series at rates ranging from 3.40% to 3.90% in the aggregate amount of $188,725.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES
NOTES TO FINANCIAL STATEMENTS October 31, 1995, continued

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                                           CAPITAL
                                                                                                           PAID IN
                                                                                                          EXCESS OF
                                                                                 SHARES     PAR VALUE     PAR VALUE
                                                                             ------------  ----------  --------------
Balance, October 31, 1993 ..................................................   12,632,113    $126,321    $177,043,188
Offering costs associated with the initial public offering of common shares        --           --             14,424
Offering costs and underwriting discounts associated with the issuance of
  preferred shares .........................................................       --           --         (1,603,310)
Treasury shares purchased and retired (weighted average discount 5.05%)*  ..     (262,200)     (2,622)     (2,984,109)
                                                                             ------------  ----------  --------------
Balance October 31, 1994 ...................................................   12,369,913     123,699     172,470,193
Treasury shares purchased and retired (weighted average discount 10.73%)*  .     (429,700)     (4,297)     (4,311,391)
                                                                             ------------  ----------  --------------
Balance, October 31, 1995 ..................................................   11,940,213    $119,402    $168,158,802
                                                                             ============  ==========  ==============

------------
* The Trustees have voted to retire the shares purchased.

6. FEDERAL INCOME TAX STATUS

At October 31, 1995, the Trust had a net capital loss carryover of approximately $6,747,000 of which $5,735,000 will be available through October 31, 2002 and $1,012,000 will be available through October 31, 2003, which may be used to offset future capital gains to the extent provided by regulations.

7. DIVIDENDS TO COMMON SHAREHOLDERS

The Trust has declared the following dividends from net investment income:

                    AMOUNT PER
DECLARATION DATE       SHARE        RECORD DATE       PAYABLE DATE
-----------------  -----------  ------------------ ------------------
October 31, 1995      $0.0575   November 10, 1995  November 24, 1995
November 28, 1995     $0.0575   December 8, 1995   December 22, 1995

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES
NOTES TO FINANCIAL STATEMENTS October 31, 1995, continued

8. SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

                                                                  QUARTERS ENDED
                                   --------------------------------------------------------------------------
                                         10/31/95           7/31/95            4/30/95            1/31/95
                                   -----------------  -----------------  -----------------  -----------------
                                                PER                PER                PER                PER
                                     TOTAL*    SHARE    TOTAL*    SHARE    TOTAL*    SHARE    TOTAL*    SHARE
                                   --------  -------  --------  -------  --------  -------  --------  -------
Total investment income .......... $   2,957   $0.24   $  2,983   $0.25   $  2,897   $0.24   $  3,050   $0.25
Net investment income ............     2,662    0.22      2,699    0.22      2,605    0.21      2,751    0.23
Net realized and unrealized gain       7,983    0.68      3,234    0.28      7,796    0.65      5,793    0.50

                                                                    QUARTERS ENDED
                                  --------------------------------------------------------------------------------
                                         10/31/94             7/31/94              4/30/94             1/31/94
                                  --------------------  -----------------  --------------------  -----------------
                                                 PER                 PER                  PER                 PER
                                     TOTAL*     SHARE     TOTAL*    SHARE     TOTAL*     SHARE     TOTAL*    SHARE
                                  ----------  --------  --------  -------  ----------  --------  --------  -------
Total investment income .........  $   3,465    $ 0.28   $  3,431   $0.28    $  3,466    $ 0.27   $  2,965   $0.24
Net investment income ...........      3,086      0.25      3,052    0.24       3,112      0.25      2,625    0.21
Net realized and unrealized gain
  (loss) ........................    (16,186)    (1.30)     2,742    0.23     (32,314)    (2.57)     5,100    0.40

------------

* Amounts in thousands.

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                          FOR THE YEAR ENDED
                                                                             OCTOBER 31            FOR THE PERIOD
                                                                                                SEPTEMBER 29, 1993*
                                                                      -----------------------         THROUGH
                                                                          1995**     1994**++    OCTOBER 31, 1993**
--------------------------------------------------------------------  -----------  ----------   -------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  ...............................   $  10.62    $   13.96        $  14.06
                                                                      -----------  ----------  -------------------
Net investment income  ..............................................       0.88         0.95            0.03
Net realized and unrealized gain (loss)  ............................       2.07        (3.25)          (0.10)
                                                                      -----------  ----------  -------------------
Total from investment operations  ...................................       2.95        (2.30)          (0.07)
                                                                      -----------  ----------  -------------------
Less dividends from:
 Net investment income  .............................................      (0.74)       (0.74)           --
 Common share equivalent of dividends paid to preferred shareholders       (0.17)       (0.18)           --
                                                                      -----------  ----------  -------------------
Total dividends  ....................................................      (0.91)       (0.92)           --
Anti-dilutive effect of acquiring treasury shares  ..................       0.04         0.01            --
Offering costs charged against capital  .............................       --          (0.13)          (0.03)
                                                                      -----------  ----------  -------------------
Net asset value, end of period  .....................................   $  12.70    $   10.62        $  13.96
                                                                      ===========  ==========  ===================
Market value, end of period  ........................................   $ 10.875    $    9.75        $  15.00
                                                                      ===========  ==========  ===================
                                                                                                         --
TOTAL INVESTMENT RETURN+  ...........................................      19.73%      (30.89)%              %(1)
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Total expenses before expense offset  ...............................       0.84%(3)      0.93 %         0.52%(2)
Net investment income before preferred stock dividends  .............       7.57%(3)      7.63 %         2.32%(2)
Preferred stock dividends  ..........................................       1.48%        1.43 %           N/A
Net investment income available to common shareholders  .............       6.09%        6.18 %          2.55%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands  ............................   $206,614    $ 203,662        $176,317
Asset coverage on preferred shares at end of period  ................        376%         281 %           N/A
                                                                                                         --
Portfolio turnover rate  ............................................          1%          20 %              %(1)


------------

   *    Commencement of operations.

   ** The per share amounts were computed using an average number of shares outstanding during the period.

   + Total investment return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

   ++   Restated for comparative purposes.

   (1)  Not annualized.

   (2)  Annualized.

   (3) The above expense and net investment income ratios would have been 0.83% and 7.58%, respectively, which reflects 0.01% effect for custody cash credits.

                        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of InterCapital California Quality Municipal Securities (the "Trust") at October 31, 1995, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for the two years in the period then ended and for the period September 29, 1993 (commencement of operations) through October 31, 1993, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
December 4, 1995

                     1995 FEDERAL TAX NOTICE (unaudited)

  During the year ended October 31, 1995, the Trust paid the following per share amounts from tax-exempt income: $0.74 to the common shareholders, $1,836 to Series 1 preferred shareholders, $1,889 to Series 2 preferred shareholders and $2,073 to Series 3 preferred shareholders.

TRUSTEES

Jack F. Bennett
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Paul Kolton
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Sheldon Curtis
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048

INTERCAPITAL
CALIFORNIA
QUALITY
MUNICIPAL
SECURITIES

ANNUAL REPORT
OCTOBER 31, 1995